                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 16, 2002


  AMERICAN EXPRESS                               AMERICAN EXPRESS RECEIVABLES
   CENTURION BANK                                  FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah                 11-2869526       333-76238-02                   Delaware              13-3854638        333-76238-01
(State or Other         (I.R.S. Employer    (Commission                (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)               Jurisdiction of         Identification      File Number)
Incorporation or             Number)                                   Incorporation or            Number)
 Organization)                                                          Organization)
               6985 UnionPark Center                                                       40 Wall Street
                Midvale, Utah 84047                                                      Mail Stop 10-19-06
                  (801) 565-5000                                                      New York, New York 10005
                                                                                           (917) 639-8396

                                       (Address, Including Zip Code, and Telephone Number,
                             Including Area Code, of each Registrant's Principal Executive Offices)
                           N/A                                                                     N/A
(Former Name or Former Address, if Changed Since Last Report)          (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 16, 2002, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $775,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2002-2, and $75,200,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2002-2, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet, dated April 16, 2002, Class A
                       Floating Rate Asset Backed Certificates, Series 2002-2, and the Class B Floating Rate Asset Backed Certificates, Series 2002-2, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Centurion Bank,
                                          on behalf of the American Express
                                          Credit Account Master Trust


                                          By:   /s/ Maureen A. Ryan
                                              ---------------------------------
                                             Name:  Maureen A. Ryan
                                             Title: Assistant Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Receivables Financing
                                            Corporation II
                                          on behalf of the American Express
                                          Credit Account Master Trust


                                          By:   /s/ John D. Koslow
                                              ---------------------------------
                                             Name:  John D. Koslow
                                             Title: Vice President and Treasurer

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

Exhibit 99.01 Series Term Sheet, dated April 16, 2002, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2002-2, and the Class B Floating Rate Asset Backed Certificates, Series 2002-2, of the American Express Credit Account Master Trust.